UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

NEPHROGENEX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36303	20-1295171
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Beechleaf Court Suite 900 Raleigh, NC	27604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 986-1780

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 22, 2015, NephroGenex, Inc. (the “Company”) issued a press release announcing the closing of its recently announced public offering. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

In connection with the closing, the Company finalized the definitive form of Common Stock Purchase Warrant relating to the warrants sold and issued in the offering, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant
99.1	Press Release of NephroGenex, Inc. issued July 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEPHROGENEX, INC.

Date: July 22, 2015	By:	/s/ Pierre Legault
	Name:	Pierre Legault
	Title:	Chief Executive Officer